Investor Presentation June 2019 NYSE American: IEC Exhibit 99.1

References in this presentation to “IEC,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This presentation contains forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; variability of our operating results; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; risks related to the accuracy of the estimates and assumptions we used to revalue our net deferred tax assets in accordance with the Tax Cuts and Jobs Act of 2017; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; our ability to maintain effective internal controls over financial reporting; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements included in this presentation are made only as of the date indicated or as of the date of this presentation. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events. Cautionary Note Regarding Forward Looking Statements

Electronics Manufacturing Service Provider 100% US Manufacturing Life-Saving and Mission Critical Products Partner to Fortune 500 Companies in Regulated Markets

On Track for Expected Double-Digit Organic Growth in FY19 Backlog Increase ~20% in First Six Months of FY19 2Q FY19 Marks Third Consecutive Quarter of Revenue Growth Strong Organic Growth Aggregate Book-to-Bill for Past Six Quarters: 1.46:1 Quarterly Revenue ($M)

Our Market Segments and 2018 Portfolio Weapons Platforms Encrypted Communication Systems Targeting & Surveillance Systems Aerospace & Defense Medical Resuscitation Systems Surgical Navigation Systems Infusion Delivery Systems Semi-conductor Manufacturing Equipment Transportation Tracking & Asset Monitoring Industrial Representative Customers 19% Target Markets Average ~5% CAGR1 1 Worldwide Electronics Manufacturing Services Market – 2017 Edition

Competitive Landscape Consumer, Computing, Auto Portfolio Mix Medical, Industrial, Aerospace & Defense 18% 14% 10% 6% Mixed Portfolio High Concentration High Concentration Gross Margin (TTM)* * Source: Guru Focus as of May 2019 First Six Months FY’19 13.3% Focused Portfolio and Industry Leading Margins

Superior Financial Performance Rev>$6B Rev>$350M Rev>$100M Rev>$6B Rev>$350M Rev>$100M Rev>$6B Rev>$350M Rev>$100M Average Revenue Growth Trends1 Average Gross Margin Trends1 Average Return on Equity Trends1 21.2% 12.1% 58.32 Outpacing The EMS Industry in All Three Metrics 1Source: Yahoo Finance April 2019 2ROE would be 16% without one time tax impact

Our Value Proposition Minimize Supply Chain Risk Solve Challenges Deliver Solutions

Minimize Supply Chain Risk Printed Circuit Board Assembly Interconnect Solutions Precision Metalworking Vertical Manufacturing Services Control Cost, Quality, and Lead Time for Key Commodities

Solve Challenges & Deliver Solutions Design & Test Engineering Analysis & Test Laboratory Full System Assembly Value Added Services Specialize in Highly Complex Electronics

Successful Shift to Growth 2019 & Beyond Growth Return to profitability Rebuilt sales funnel $15M Consolidated Earnings Expect double-digit organic revenue growth Increased backlog to date Up ~20% since beginning of fiscal year through end of Q2 FY19 Positive Book-to-Bill Aggregate Book-to-Bill for past six quarters: 1.46:1 2016-2018 Turnaround Capabilities, Customer Base and Pipeline Have Positioned the Company to Drive Sustained Growth New Management Drove Strategic Turnaround

Strategic Initiatives Improve Profitability Drive Sustained Growth Balance Sheet Management

Concentrate on Existing Customers High customer satisfaction drives opportunities Reoccurrence of existing business New program awards Expansion to new locations Leverage Vertical Manufacturing Services Customers focused on simplifying their supply chain Targeting fewer, more capable supply chain partners Strong supply chain integration with full system assembly and fulfillment services up 40% YoY up 36% YoY Top 10 Customer Revenue Profile Drive Sustained Growth

Drive Sustained Growth

- **Robust Sales & New Opportunity Conversion Funnel**
  - Focus on the right customers
    - Complex, highly engineered products
    - Long-term, strategic partners
  - Disciplined Process
    - Selectively adding new customers
    - New customer revenue growth
      - ~2% in Q4FY 17 to ~10% in Q2 FY19

On Track for Expected Double-Digit Revenue Growth in 2019

Steady Backlog Improvements



$54M
+33%
$72M
+85%
$133M
9/30/16
9/30/17
9/30/18

New Customer Revenue (%)



10%
8%
6%
4%
2%
0%
Q4 FY17
Q1 FY18
Q2 FY18
Q3 FY18
Q4 FY18
Q1 FY19
Q2 FY19

IEC Electronics
© 2019 IEC Electronics

Backlog Growth Now Exceeds 50% Compared to FY18 Year End

New State of the Art Facility Capital Expenditure Inventory Management A Deliberate Focus to Scale the Business and Support Growth Building to spec for increased capacity & enhanced operational efficiency Investing in automation to improve cycle times and quality Strategically pre-buy materials to build in advance of customers’ needs; meeting or exceeding expectations Balance Sheet Management

Continued Focus on Operational Execution Efficiency Increased Headcount Raw Material Availability Improve Profitability Develop Robust Manufacturing Process for Qualification Customer Acceptance for Qualification Order Low Rate Initial Production Runs Full Production Receive Materials 18-24 Month Process Margin Pressure Scale for Production Margin Expansion Continuous Workforce Expansion to Meet Backlog Demands Headcount

Key Takeaways Value Proposition Resonates with Fortune 500 Customers Demonstrated Operational Excellence Enabling High Customer Satisfaction Industry Leading EMS Business Performance Demonstrating Consistent Growth With Strong Backlog in Place

Thank You Contact Audra Gavelis Director of Marketing & Investor Relations (315) 332-4559 agavelis@iec-electronics.com